Reconciliation of liabilities arising from financing activities	12 Months Ended
Dec. 31, 2017
Disclosure of reconciliation of liabilities arising from financing activities [abstract]
Reconciliation of liabilities arising from financing activities
Reconciliation of liabilities arising from financing activities
The table below details changes in the Company's liabilities arising from financing activities, including both cash and non-cash changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be classified in the Company's consolidated statements of cash flows from financing activities.

		Cash movements		Non-cash movements
	Opening balance as of December 31, 2016	Cash inflow (1)	Cash outflow (2)	Interest accretion	Exchange movement	Fair value changes	Other non-cash adjustments	Closing balance as of December 31, 2017
	€m	€m	€m	€m	€m	€m	€m	€m
Total loans and borrowings (Note 21)	1,446.8	1,470.5	(1,469.5)	—	(55.7)	—	6.3	1,398.4
Total finance lease obligations (Note 22)	1.6	—	(1.6)	—	—	—	—	—
Financial payables (Note 22)	1.7	—	(53.3)	54.0	0.7	—	—	3.1
Derivatives: (Net) Fair value of forward foreign exchange and currency swap contracts FVPTL	0.3	3.9	—	—	—	(3.5)	—	0.7
Derivatives: (Net) Fair value of cross currency interest rate swaps	—	4.5	(2.3)	—	—	40.6	—	42.8
(1) Cash inflows of €4.5 million from cross currency interest rate swaps are part of effective cash flow hedging relationships and are presented within interest paid within the Consolidated Statements of Cash Flows.
(2) Cash outflows of €2.3 million from cross currency interest rate swaps are not part of a cash flow hedge and are presented within proceeds on settlement of derivatives within the Consolidated Statements of Cash Flows.
Note: IFRS 16 Leases becomes effective as of January 1 2019, at which point operating lease liabilities will also appear in the information presented